TerrAscend Announces Strategic Exit from Michigan Market

Net Proceeds from divestitures to pay down Company debt

Enables concentrated growth and improved profitability in core markets

TORONTO, June 30, 2025 – TerrAscend Corp. (“TerrAscend”) (TSX: TSND, OTCQX: TSNDF), a leading North American cannabis company, today announced that it has completed a strategic review of its Michigan business operations and decided to exit the Michigan market. As part of the exit plan, TerrAscend and its consolidated entities (collectively, the “Company”) intend to sell or divest all of the Company’s Michigan assets, including four cultivation and processing facilities, twenty retail dispensaries, and real estate. Net proceeds from the divestitures will be used to pay down existing Company debt. The Michigan exit is expected to be substantially completed in the second half of 2025. The Company’s business in Michigan will be reported as discontinued operations beginning with the Company’s financial results for the second quarter of 2025.

Following the completion of the Michigan exit, the Company will operate nineteen dispensaries and four cultivation and processing facilities across five states, including New Jersey, Maryland, Pennsylvania, Ohio, and California, and in Toronto, Ontario. The strategic move is expected to meaningfully enhance TerrAscend’s financial profile. The Company anticipates improvements across key metrics on a consolidated basis, including gross margin, adjusted EBITDA, and cash flow conversion, in addition to a strengthened balance sheet.

“After an extensive evaluation, we have made the strategic decision to exit the Michigan market,” said Jason Wild, Executive Chairman of TerrAscend. “Michigan is an extremely difficult market and we have come to the realization that our resources can be better utilized in our other markets. This move will unlock value for TerrAscend and its shareholders. By concentrating our efforts and resources in the Company’s core northeastern U.S. markets—New Jersey, Maryland, Pennsylvania, and Ohio—I am confident that we are now positioned to deliver stronger financial performance including improved margins and operational efficiencies.”

The actions associated with the Michigan exit plan are expected to include a reduction of approximately 21% of the Company’s overall workforce, which consists of about 1,200 employees as of June 30, 2025. Most of this reduction is expected to occur by the end of the third quarter of fiscal year 2025.

About TerrAscend

TerrAscend is a leading TSX-listed cannabis company with interests across the North American cannabis sector, including vertically integrated operations in Pennsylvania, New Jersey, Maryland, Michigan and California through TerrAscend Growth Corp., and retail operations in Canada. TerrAscend operates The Apothecarium, Gage and other dispensary retail locations as well as scaled cultivation, processing, and manufacturing facilities in its core markets. TerrAscend’s cultivation and manufacturing practices yield consistent, high-quality cannabis, providing industry-leading product selection to both the medical and legal adult-use markets. The Company owns or licenses several synergistic businesses and brands including Gage Cannabis, The Apothecarium, Cookies, Lemonnade, Ilera Healthcare, Kind Tree, Legend, State Flower, Wana, and Valhalla Confections. For more information visit www.terrascend.com.

Caution Regarding Cannabis Operations in the United States

Investors should note that there are significant legal restrictions and regulations that govern the cannabis industry in the United States. Cannabis remains a Schedule I drug under the U.S. Controlled Substances Act, making it illegal under federal law in the United States to, among other things, cultivate, distribute or possess cannabis in the United States. Financial transactions involving proceeds generated by, or intended to promote, cannabis-related business activities in the United States may form the basis for prosecution under applicable U.S. federal money laundering legislation.

While the approach to enforcement of such laws by the federal government in the United States has trended toward non-enforcement against individuals and businesses that comply with medical or adult-use cannabis programs in states where such programs are legal, strict compliance with state laws with respect to cannabis will neither absolve TerrAscend of liability under U.S. federal law, nor will it provide a defense to any federal proceeding which may be brought against TerrAscend. The enforcement of federal laws in the United States is a significant risk to the business of TerrAscend and any proceedings brought against TerrAscend thereunder may adversely affect TerrAscend’s operations and financial performance.

Forward-Looking Information

This press release contains “forward-looking information” within the meaning of applicable securities laws. Forward-looking information contained in this press release may be identified by the use of words such as, “may”, “would”, “could”, “will”, “likely”, “expect”, “anticipate”, “believe, “intend”, “plan”, “forecast”, “project”, “estimate”, “outlook” and other similar expressions, and includes, but is not limited to, statements with respect to the Company’s expectations with respect to the anticipated outcome and impacts of the Michigan exit plan, including the amount and use of net proceeds resulting from intended divestures; the amount of prepayment of existing Company debt that may be achieved; the likelihood that the divestitures will lead to improvements in the key financial metrics; the impact of the divestitures on the Company’s balance sheet; the anticipated timing and occurrence of substantially completing the Michigan exit plan; the estimated timing and scope of the Company’s anticipated workforce reduction; the potential increase in value for the Company and its shareholders; or improvements to the Company’s financial position and performance, operational efficiency, and opportunities for strategic acquisitions. Forward-looking information is not a guarantee of future performance and is based upon a number of estimates and assumptions of management in light of management’s experience and perception of trends, current conditions and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, undue reliance should not be placed on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to, the financial and operational outcomes resulting from the Michigan exit plan, or the future financial profile or key metrics of the Company.; and the risk factors set out in the Company’s most recently filed MD&A, filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.ca and in the section titled “Risk Factors” in the Company’s Annual Report for the year ended December 31, 2024 filed with the Securities and Exchange Commission on March 6, 2025.

The statements in this press release are made as of the date of this release. The Company disclaims any intent or obligation to update any forward-looking information, whether, as a result of new information, future events, or results or otherwise, other than as required by applicable securities laws.

For more information regarding TerrAscend:

Ziad Ghanem

Chief Executive Officer

IR@terrascend.com

717-343-5386

Investor Relations Contact:

KCSA Strategic Communications

Valter Pinto, Managing Director

Valter@KCSA.com

212-896-1254